POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints Michael J. Velotta, as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ JAMES E. HOHMANN
----------------------------------------
James E. Hohmann
Director, President and Chief Executive Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ MICHAEL B. BOYLE
---------------------------------
Michael B. Boyle
Director and Senior Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007


/s/ GEORGE E. RUEBENSON
---------------------------------
George E. Ruebenson
Director

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ SAMUEL H. PILCH
----------------------------
Samuel H. Pilch
Group Vice President and Controller

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ JOHN C. PINTOZZI
---------------------------------
John C. Pintozzi
Director, Senior Vice President and Chief Financial Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ ERIC A. SIMONSON
--------------------------------
Eric A. Simonson
Director, Senior Vice President and Chief Investment Officer

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ KEVIN R. SLAWIN
--------------------------------
Kevin R. Slawin
Director and Senior Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ DAVID A. BIRD
---------------------------
David A. Bird
Director and Senior Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and John C. Pintozzi, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ MICHAEL J. VELOTTA
----------------------------------
Michael J. Velotta
Director, Senior Vice President, General Counsel and Secretary

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ DOUGLAS B. WELCH
---------------------------------
Douglas B. Welch
Director and Senior Vice President

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ THOMAS J. WILSON, II
------------------------------------
Thomas J. Wilson, II
Director and Chairman of the Board

                                POWER OF ATTORNEY

                                 WITH RESPECT TO

                         ALLSTATE LIFE INSURANCE COMPANY
                                   (DEPOSITOR)


The undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this initial Form S-3 registration statement of Allstate Life Insurance Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

December 6, 2007

/s/ JOHN C. LOUNDS
----------------------------------------
John C. Lounds
Director and Senior Vice President